UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Rambus Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ATTN: SECRETARY 4453 NORTH FIRST STREET, SUITE 100 SAN JOSE, CALIFORNIA 95134 Your Vote Counts! RAMBUS INC. 2024 Annual Meeting Vote by April 24, 2024 11:59 PM ET V34340-P05700 You invested in RAMBUS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 25, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 11, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) isit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and April 25, 2024 vote without entering a 9:00 a.m. Pacific Time control number Virtually at: www.virtualshareholdermeeting.com/RMBS2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Charles Kissner For 1b. Meera Rao For 1c. Necip Sayiner For 1d. Luc Seraphin For 2. Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending For December 31, 2024. 3. Advisory vote to approve named executive officer compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. V34341-P05700